Leases	12 Months Ended
Jun. 30, 2014
Leases
Leases

(10) Leases

The Company leases office space in Illinois, California, Florida and New York under non-cancelable operating leases expiring on various dates from August 2014 through July 2022. The leases provide for increasing annual base rents and oblige the Company to fund proportionate share of operating expenses and, in certain cases, real estate taxes.

In July 2013, the Company leased sales office space in New York, New York, commencing in the first fiscal quarter of 2014. The Company extended this lease in the fourth fiscal quarter of 2014 through June 2015.

In June 2014, the Company leased approximately 6,000 square feet of additional office space at its headquarters in Arlington Heights, Illinois commencing in the third fiscal quarter of 2015 through July 2022. The lease calls for a phase of construction build-out with leasehold improvements to be amortized over the life of the lease. Upon the completion of the project, the Company receives a seven month rent holiday.

The Company leases various types of office and production related equipment under non-cancellable operating leases expiring on various dates from June 2015 through May 2019.

Minimum rent payments under operating leases are recognized on a straight-line basis over the term of the lease including any periods of free rent. Rental expense for operating leases, including amortization of leasehold improvements, was $1,519, $2,347 and $3,035 for the years ended June 30, 2012, 2013 and 2014, respectively.

Future minimum lease payments under non-cancellable operating leases (with initial or remaining lease terms in excess of one year) as of June 30, 2014 are:

Year ending June 30:
2015	$3,353
2016	3.549
2017	3,200
2018	3,117
2019	2,494
Later years, through 2023	1,637
Total minimum lease payments	$17,350